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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2005

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-11123                36-3817266
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)

333 West Wacker Drive, Chicago, Illinois                         60606
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR
    240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange
    Act (17 CFR 240.l3e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         The following information is being furnished under Items 2.02 and 7.01 of Form 8-K: On October 19, 2005, Nuveen Investments, Inc. (the "Company") issued a press release announcing the Company's Third Quarter 2005 earnings. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

         The information in this Report, including the information contained in
Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report, including the information contained in Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure

         See Item 2.02 - "Results of Operations and Financial Condition" above.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

      99.1    Press release of Nuveen Investments, Inc. issued October 19, 2005
              (furnished herewith)



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NUVEEN INVESTMENTS, INC.


                                          By: /s/ Alan G. Berkshire
                                             ----------------------------------
                                             Alan G. Berkshire
                                             Senior Vice President


Dated:  October 19, 2005


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                                  EXHIBIT INDEX

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

Exhibit No.                              Description
-----------                              -----------

99.1           Press release of Nuveen Investments, Inc. issued October 19, 2005
               (furnished herewith)